EXHIBIT 10.2
                                                                    ------------

                                    AGREEMENT
                                    ---------

THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF May 11, 2001 (the "Effective Date").

BETWEEN:
          REACH  TECHNOLOGIES,  INC
          -------------------------
          Suite  103  -  1581H  Hillside  Ave
          Victoria,  B.C.
          V8T  2C1
          ("REACH")
AND:
          BERT  LOGIC,  INC.
          ------------------
          Unit  130  -  2188  No.  5  Rd
          Richmond,  B.C.
          V6X  2T1
          ("BERT")
WHEREAS:
A. REACH (a British Columbia Corporation) is in the business producing Bit Error Rate Testers;
B. BERT (a Washington Corporation) is a corporation specifically created to market REACH'S Bit Error Rate Testers through a Licensing Agreement with REACH dated May 31, 2000;
C. REACH and BERT wish to amend the Licensing Agreement dated May 31, 2000 as it pertains to territories (the "Transaction");
D. REACH and BERT agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:


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1.   REPRESENTATIONS  AND  WARRANTIES
     --------------------------------
     1.1 BERT represents and warrants to REACH that BERT has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon BERT enforceable against it in accordance with its terms and conditions.
     1.2 REACH represents and warrants to BERT that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

2.   LICENSE  AMENDMENT
     ------------------
     2.1 The parties agree that, in exchange for the payment by promissory note of $5,000 by BERT to REACH and subject to the terms and conditions of this Agreement, REACH will add the territory of Arizona to the Licensing Agreement dated May 31, 2000 and agrees to replace appendix A to the Agreement dated May 31, 2000 with the attached new appendix A.
     2.2 All other terms in the Licensing Agreement dated May 31, 2000 shall remain.

3.     GENERAL
       -------
3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.
3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.
3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.
3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.
3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:

       Reach  Technologies,  Inc.               BERT  Systems,  Inc.
       Suite 103 - 1581H Hillside Ave           Unit  130  -  2188  No.  5  Rd
       Victoria,  B.C.                          Richmond,  B.C.
       V8T  2C1                                 V6X  2T1
       Attention: Jeff Dilabough                Attention: Lance Rudelsheim

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.
3.6 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.
3.7     This  Agreement  may  be  signed  by  fax  and  in  counterpart.


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IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as  of  the  Effective  Date  first  above  written.

SIGNED, SEALED AND DELIVERED BY          SIGNED, SEALED AND DELIVERED BY
REACH  TECHNOLOGIES,  INC.               BERT  LOGIC,  INC.

per:                                     per:

/s/  Glenn  Jones                        /s/  Lance  Rudelsheim
-------------------------------          -------------------------------
Authorized  Signatory                    Authorized  Signatory

Name of Signatory:  Glenn Jones          Name of Signatory:  Lance Rudelsheim

Title of Signatory:  Director            Title of Signatory:  Director


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                                   APPENDIX A
                                   ----------

BERT  PRODUCT                       MODEL NUMBER         WHOLESALE PRICE
BERT  with  h/w, s/w & manual       BERT-40-Kit          $1,650
BERT-with  PC  &  Monitor           BERT-40-L            $3,450
BERT  with  rack-mount  PC          BERT-40-R            $4,350

BERT  with  portable  PC            BERT-40-P            $9,390
Additional  BERT  channel           BERT-40-C            $1,650
BERT  S/W  Development  Kit         BERT-SDK             $375


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                                 PROMISSORY NOTE


                                                                    May 11, 2001


     FOR VALUE RECEIVED, BERT Logic Inc. of Unit 130 - 2188 No. 5 Rd Richmond, B.C. V6X 2T1 promises to pay to the order of Reach Technologies Inc., Suite 103
- 1581H Hillside Ave Victoria, B.C. Canada V8T 1C1, or its assigns ("Holder"), the sum of five thousand dollars ($5,000.00 US) in the following manner:

     Interest shall accrue on the unpaid balance at the rate of seven percent (7%) per annum from the date set forth above.

     Principle and interest is due on May 11, 2002 or by earlier demand by the Holder. Prepayment may be made at any time.

          Upon default in the payment or of interest within ten (10) days of when payment is due, the whole of the principal sum then remaining unpaid and all interest accrued thereon shall, at the option of Holder, become immediately due and payable, without demand or notice. In the event any payment hereunder is not made within ten (10) days of when payment is due, Reach Technologies, Inc shall have the right to terminate Licensing Agreement dated May 31, 2000, immediately and without penalty.

This Note shall be construed in accordance with the laws of the State of Washington and venue shall lie in King County, Washington.

     This Agreement may be signed by fax and in counterpart.

     EXECUTED as of this 11th day of May, 2001.



/s/  Lance  Rudelsheim                            /s/  Glenn  Jones
---------------------------                       ---------------------------
BERT  Systems,  Inc.                              Reach  Technologies  Inc



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